UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2019

SECURITY NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Utah	000-09341	87-0345941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 West Election Road, Draper, Utah	84020
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (801) 264-1060

Does Not Apply
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [   ]

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment”) is being filed by Security National Financial Corporation (the “Company”) solely for the purpose of amending and supplementing Item 9.01 of that certain Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission (“SEC”) on December 13, 2019 (the “Original Form 8-K”) in connection with the acquisition by the Company, and its wholly-owned subsidiary, Security National Life Insurance Company (“Security Life”) of all of the outstanding shares of stock of Kilpatrick Life Insurance Company and its wholly-owned subsidiaries, (collectively, “Kilpatrick Life”) pursuant to the terms of a Stock Purchase Agreement (the “Purchase Agreement”) entered into on October 11, 2019.  The transactions contemplated by the Purchase Agreement were completed on December 13, 2019, and Kilpatrick Life became a subsidiary of the Company.  As indicated in the Original Form 8-K, this Amendment is being filed to provide the information required by Item 9.01(a) of Form 8-K, which was not previously filed with the Original Form 8-K, and is permitted to be filed by amendment no later than 71 calendar days after the date the Original Form 8-K was required to be filed with the SEC.  The financial statement and information filed within this Form 8-K/A should be read in conjunction with the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The following financial statement of Kilpatrick Life is being filed as an exhibit to this Amendment and is incorporated by reference herein:

Exhibit 99.1 – Kilpatrick Life’s Statement of Assets Acquired and Liabilities Assumed, including the report of independent auditors, as of December 13, 2019.  Pursuant to a letter dated November 7, 2019 from the Securities and Exchange Commission (the “Commission”), the Commission stated that it would permit the substitution of an audited statement of assets acquired and liabilities assumed on the basis of the allocation of the purchase price for Kilpatrick Life in lieu of historical audited consolidated financial statements of Kilpatrick Life required by Rule 3-05 and Article 11 of Regulation S-X.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors

99. 1	Statement of Assets Acquired and Liabilities Assumed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Security National Financial Corporation

Date: February 26, 2020	By: /s/ Scott M. Quist
Scott M. Quist
Chairman, President and Chief Executive Officer
(Principal Executive Officer)